UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

CELLULAR TECHNICAL SERVICES COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19437	11-2962080
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 East Sunrise Highway, Suite 200, Valley Stream, New York	11581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 568-0100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.        Changes in Registrant’s Certifying Accountant.

        As previously reported in the current report on Form 8-K filed by Cellular Technical Services Company, Inc. (the “Company”) with the Securities and Exchange Commission on May 19, 2006, the Company received a letter from Stonefield Josephson, Inc. (“Stonefield”) confirming Stonefield’s resignation as the Company’s independent auditor on May 15, 2006. A copy of the letter is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01.        Financial Statements and Exhibits.

(a)	Exhibits

16.1	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated May 19, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2006

CELLULAR TECHNICAL SERVICES COMPANY, INC.
By: /s/ Kenneth Block
Name: Kenneth Block Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated May 19, 2006